Exhibit 99.2

GSC ACQUISITION COMPANY

INITIAL FOUNDER’S SHARES

TRANSFER AGREEMENT

THIS INITIAL FOUNDER’S SHARES TRANSFER AGREEMENT (this “Agreement”), dated as of June 24, 2008, is entered into by and among GSC Acquisition Company, a Delaware corporation (the “Company”), GSC Secondary Interest Fund, LLC, a Delaware limited liability company (the “Transferor”) and Daniel R. Sebastian (the “Transferee”).

WHEREAS, on June 29, 2007 the Company consummated an initial public offering of its units (the “Initial Public Offering”), each unit consisting of one share of the Company’s common stock, par value $0.001 per share (a “Share”), and one warrant to purchase one Share at an exercise price of $7.50 per Share, pursuant to a registration statement on Form S-1 (the “Registration Statement”).

WHEREAS, the Transferor is the beneficial owner of 4,455,000 Shares.

WHEREAS, the Transferor desires to grant, subject to the terms and conditions contained herein, and the Transferee desires to accept, upon the terms and conditions set forth in this Agreement, the number of Shares set forth on Schedule A hereto (the “Initial Founder’s Shares”).

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Authorization, Transfer; Terms of the Initial Founder’s Shares.

A.           Authority to Transfer.  The Transferor represents that it is authorized to transfer the Initial Founder’s Shares to the Transferee in accordance with the terms hereof.

B.           Transfer of the Initial Founder’s Shares.  The Transferor hereby agrees to transfer to the Transferee, upon satisfaction of the conditions contained in Section 1.D. hereof (the “Transfer Conditions”), and the Transferee agrees to accept such transfer from the Transferor, the number of Initial Founder’s Shares set forth opposite the name of the Transferee on Schedule A hereto.  Upon such transfer, the Transferor shall cause the Company to deliver a certificate evidencing the Initial Founder’s Shares to be transferred to the Transferee hereunder, registered in the Transferee’s name.  Alternatively, at the Transferee’s option, upon written notice from the Transferee to the Transferor, the Transferor, upon satisfaction of the Transfer Conditions, will sell the Initial Founder’s Shares and remit to the Transferee the proceeds of such sale, less certain amounts described in Section 1.E. hereof, within 30 days after receipt of proceeds in respect of such sale.

C.           Terms of the Initial Founder’s Shares.

i.           Initial Founder’s Shares: The Initial Founder’s Shares shall have the terms set forth in the Amended and Restated Certificate of Incorporation of the Company and the Initial Founder’s Share Certificate attached as Exhibit A hereto. Without limiting the foregoing, the Transferee hereby expressly agrees that (i) in connection with the stockholder vote required to approve a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or assets (a “Business Combination”), the Transferee agrees to vote any Initial Founder’s Shares held by him in accordance with a majority of the shares of common stock voted by holders of shares of common stock issued in the Initial Public Offering and (ii) the Transferee agrees to waive any right to participate in any liquidation distribution to the extent set forth in Section 2.D of this Agreement.

ii.           Transfer Restrictions: In addition to the restrictions on transfer set forth in Section 5 hereof, the Transferee hereby acknowledges and agrees that he will not (A) offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Transferee or any affiliate of the Transferee or any person in privity with the Transferee or any affiliate of the Transferee), directly or indirectly, including the participation in the filing of a registration statement with the Securities and Exchange Commission in respect of, (B) establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to or (C) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or any securities convertible into or exercisable or exchangeable for, or other rights to purchase, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (i) any Initial Founder’s Shares, or publicly announce an intention to effect any such transaction, for a period from the date hereof until June 29, 2010;

provided, however, that notwithstanding anything to the contrary in this paragraph, such Transferee may, at any time, transfer Initial Founder’s Shares to permitted transferees as contemplated by this Agreement.  The foregoing shall not prohibit transfers of Initial Founder’s Shares from the Transferee to the Transferor or its affiliates, provided that such transferee agrees in writing with the Company to be subject to the transfer restrictions set forth in the Securities Purchase Agreement dated as of November 7, 2006 between the Company and the Transferor, as modified by the Repurchase Agreement and Amendment to Initial Founder’s Securities Purchase Agreement dated as of May 29, 2007 between the Company and the Transferor.

D.          Transfer Conditions.  No transfer or sale described in Section 1.B. hereof shall be effected prior to satisfaction of the following conditions:

i.            Completion of Initial Business Combination: The Company shall have consummated a Business Combination.

ii.           Expiration of Transfer Restrictions: The transfer restrictions described in subsection C. of this Section 1 shall no longer be in effect.

E.           Taxes/Withholding.

i.           If the Transferee elects to receive the proceeds from the sale of the Initial Founder’s Shares in the form of a cash payment pursuant to Section 1.B. hereof, the Transferor shall withhold from such cash payment such amounts consistent with applicable tax laws and regulations of the relevant jurisdictions.

ii.           If the Transferee elects to receive the Initial Founder’s Shares rather than the cash payment pursuant to Section 1.B. hereof, then in advance of distribution of any Initial Founder’s Shares, the Transferee shall pay the Transferor in full all withholding amounts consistent with applicable tax laws and regulations of the relevant jurisdictions.

iii.           In the event that changes in tax laws, or tax law determinations or rulings result in a material adverse change in the tax treatment of these payments by the Transferor or the Transferee, the Transferor agrees to negotiate in good faith regarding an appropriate amendment to this Agreement which is reasonably necessary and appropriate to mitigate any negative or unintended tax consequences.

iv.           If any questions should arise with respect to the tax treatment of the transfers and/or payments to be made hereunder, the Transferor will make a final determination with respect to any such questions in good faith, in consultation with its tax adviser; and the Transferor shall provide a written notice to the Transferee setting forth in reasonable detail the basis for its determination and interpretation.  Such determination shall be final and binding on all parties hereto.

Section 2.  Representations and Warranties of the Transferee.

As a material inducement to the Company and the Transferor to enter into this Agreement and for the Transferor to transfer the Initial Founder’s Shares, the Transferee hereby represents and warrants to the Transferor and the Company that:

A.           Capacity and State Law Compliance. The Transferee has engaged in the transactions contemplated by this Agreement within a state in which the transfer of the Initial Founder’s Shares is permitted under applicable securities laws.

B.           Authorization.  This Agreement constitutes a valid and binding obligation of the Transferee, enforceable in accordance with its terms.

C.           Investment Representations.

(i)           The Transferee is acquiring the Initial Founder’s Shares for his own account, for investment only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

(ii)           The Transferee is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D.

(iii)           The Transferee understands that the Initial Founder’s Shares are being offered and will be transferred to him in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Transferor and the Company are relying upon the truth and accuracy of, and the Transferee’s compliance with, the representations and warranties of the Transferee set forth herein in order to determine the availability of such exemptions and the eligibility of the Transferee to acquire such Initial Founder’s Shares.

(iv)           The Transferee did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the “Securities Act”).

(v)           The Transferee understands that: (a) the Initial Founder’s Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) sold in reliance on an exemption therefrom; and (b) neither the Company nor any other person is under any obligation to register the Initial Founder’s Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, the Transferee understands that the Securities and Exchange Commission has taken the position, and Rule 144 provides, that the Initial Founder’s Shares may not be sold pursuant to Rule 144 without registration until one year after the Company has completed its Business Combination, subject to satisfaction of certain additional requirements under such Rule.

D.           Waiver of Right to Amounts in the Trust Account and Indemnification.

(i)           The Transferee hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the trust account established by the Company for the deposit of proceeds from the Initial Public Offering and the sale of the Initial Founder’s Warrants as defined in the Securities Purchase Agreement, as a result of any liquidation of the trust account, with respect to the Initial Founder’s Shares (“Claim”) and hereby waives any Claim he may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the trust account for any reason whatsoever except for any amounts to which he may be entitled upon liquidation of the Company in respect of the Transferee’s ownership of Shares other than the Initial Founder’s Shares.

(ii)           The Transferee acknowledges and agrees that the stockholders of the Company, including those who purchased or purchase the units offered in the Initial Public Offering, are and shall be third-party beneficiaries of the foregoing provisions of Section 2.D. of this Agreement.

(iii)           The Transferee agrees that to the extent any waiver of rights under this Section 2.D. is ineffective as a matter of law, the Transferee has offered such waiver for the benefit of the Transferor and the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. The Transferee acknowledges the receipt and sufficiency of consideration received from the Transferor and the Company hereunder in this regard.

Section 3.  Survival of Representations and Warranties.

All of the representations and warranties contained herein shall survive the purchase of the Initial Founder’s Shares hereunder.

Section 4.  Definitions.

Terms used but not otherwise defined in this Agreement shall have the meaning assigned such terms in the Registration Statement.

Section 5. Miscellaneous.

A.           Legends.

(i)           The certificates evidencing the Initial Founder’s Shares will include the legend set forth on Exhibit A hereto, which the Transferee has read and understands.

(ii)           By accepting the Initial Founder’s Shares, the Transferee agrees, prior to any transfer of the Initial Founder’s Shares, to give written notice to the Company expressing his desire to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to its counsel and the Transferee agrees not to make any disposition of all or any portion of the Initial Founder’s Shares unless and until:

(a)           there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, in which case the legends set forth above with respect to the Initial Founder’s Shares sold pursuant to such registration statement shall be removed; or

(b)           if reasonably requested by the Company, (A) the Transferee shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Initial Founder’s Shares under the Securities Act, (B) the Company shall have received customary representations and warranties regarding the transferee that are reasonably satisfactory to the Company signed by the proposed transferee and (C) the Company shall have received an agreement by such transferee to the restrictions contained in the legend referred to in (i) hereof.

Notwithstanding the foregoing, the Transferee also understands and acknowledges that the transfer of the Initial Founder’s Shares are subject to additional specific conditions to such transfer as outlined herein as to which the Transferee specifically assents by his execution hereof.

(iii)           The Company may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with federal and state securities laws and the transfer restrictions contained elsewhere in this Agreement.

B.           Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement.

C.           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

D.           Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

E.           Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

F.           Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State. The parties agree that, all actions and proceedings arising out of this Agreement or any of the transactions contemplated hereby, shall be brought in the United States District Court for the Southern District of New York or in a New York State Court in the County of New York and that, in connection with any such action or proceeding, submit to the jurisdiction of, and venue in, such court. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.

G.           Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent:

If to the Company:  GSC Acquisition Company
500 Campus Drive, Suite 220
Florham Park, NJ  07932
Fax No.: 973-437-1037

With a copy to:  Deanna L. Kirkpatrick
Davis Polk & Wardwell
450 Lexington Avenue
New York, NY  10017
Fax No.: 212-450-3135

If to the Transferor:  GSC Secondary Interest Fund, LLC
c/o GSC Group
300 Campus Drive, Suite 110
Florham Park, NJ  07932
Fax No.: 973-593-5454

If to the Transferee:
To the address set forth under the name
of the Transferee in Schedule A hereto

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

H.           No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first written above.

GSC ACQUISITION COMPANY

/s/ Matthew C. Kaufman
By:	Matthew C. Kaufman President and Secretary

GSC SECONDARY INTEREST FUND, LLC

By:	GSC GROUP, INC., its sole member

/s/ David L. Goret
By:	David L. Goret Senior Managing Director and Secretary

DANIEL R. SEBASTIAN

/s/ Daniel R. Sebastian

Exhibit A

[SPECIMEN INITIAL FOUNDER’S COMMON STOCK CERTIFICATE]

NUMBER	SHARES

CUSIP

GSC ACQUISITION COMPANY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SEE REVERSE FOR
CERTAIN DEFINITIONS
This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001
EACH OF THE COMMON STOCK OF

GSC ACQUISITION COMPANY

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.  Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:	GSC Acquisition Company
CORPORATE DELAWARE
SEAL

PRESIDENT	SECRETARY

DELAWARE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT	as tenants by the entireties		(Cust)		(Minor)
JT TEN	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act

(State)

Additional Abbreviations may also be used though not in the above list.

GSC Acquisition Company

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights.  This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  THESE SECURITIES ARE ALSO SUBJECT TO (i) ADDITIONAL RESTRICTIONS ON TRANSFER OR SALE AND (ii) VOTING REQUIREMENTS AND HOLDERS OF THE SECURITIES WAIVE ANY RIGHT TO PARTICIPATE IN A LIQUIDATION DISTRIBUTION IN CERTAIN CIRCUMSTANCES, IN EACH CASE PURSUANT TO AN INITIAL TRANSFEREE’S SECURITIES PURCHASE AGREEMENT DATED NOVEMBER 7, 2006, A COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated__________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

SCHEDULE A

Daniel R. Sebastian	5,000
925 W Kim Rd
Peru, IN 46970